R. E. BASSIE & CO.

CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
                                        6671 Southwest Freeway, Suite 550
                                        Houston, Texas 77074-2220
                                        Tel: (713) 272-8500 Fax: (713) 272-8515
                                        E-Mail: Rebassie@aol.com




             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------

The Board of Directors and Stockholders
Gridline Communications Corp:

We have audited the accompanying balance sheet of Gridline Communications Corp (a development stage company - the Company) as of September 30, 2004, and related statements of operations, stockholders' equity, and cash flows for the period from July 2, 2004 (date of inception) through September 30, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gridline Communications Corp as of September 30, 2004, and the results of its operations and its cash flows for period from July 2, 2004 (date of inception) through September 30, 2004, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company is a development stage corporation with limited capital. Successful development and marketing of the Company's products and the procurement of additional financing is necessary for the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                           /s/ R. E. Bassie & Co.



Houston, Texas
November 19, 2004

                          GRIDLINE COMMUNICATIONS CORP.

                                  BALANCE SHEET

                               September 30, 2004
                          (A Development Stage Company)


                                     Assets

Current assets:
   Cash                                                            $     23,547

   Prepaid expenses                                                       5,000
                                                                   ------------
        Total assets - current                                     $     28,547
                                                                   ============


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
   Accounts payable and accrued expenses                                 37,183
   Accrued interest payable                                               4,680
   Convertible notes payable                                            479,500
                                                                   ------------
             Total liabilities - current                                521,363
                                                                   ------------

Stockholders' equity (deficit):
   Preferred stock, $0.0001 par value,
      20,000,000 shares authorized
      None issued                                                            --
   Common stock, $.0001 par value
      Authorized 230,000,000 shares:
      94,600,000 shares issued and
      outstanding at September 30, 2004                                   9,460
   Deficit accumulated during the
      development stage                                                (501,876)
                                                                   ------------
                                                                       (492,416)
   Less stock subscriptions receivable                                     (400)
                                                                   ------------
             Total stockholders' equity (deficit)                      (492,816)


                                                                   ------------
                 Total liabilities and stockholders' equity        $     28,547
                                                                   ============


See accompanying notes to financial statements.

                          GRIDLINE COMMUNICATIONS CORP.

                             STATEMENT OF OPERATIONS

For the period from July 2, 2004 (date of inception) through September 30, 2004
                         (A Development Stage Company)

Revenues                                                           $         --

Costs and expenses:
   Research and development costs                                       300,000
   Selling, general and administrative                                  197,196
                                                                   ------------
       Total cost and expenses                                          497,196
                                                                   ------------

       Operating loss                                                  (497,196)

Other expenses - interest expense                                        (4,680)

                                                                   ------------
       Net loss                                                    $   (501,876)
                                                                   ============



See accompanying notes to financial statements.

                          GRIDLINE COMMUNICATIONS CORP.

                             STATEMENT OF CASH FLOWS

For the period from July 2, 2004 (date of inception) through September 30, 2004

                         (A Development Stage Company)

Cash flows from operating activities:
   Net loss                                                        $   (501,876)
   Adjustments to reconcile net loss to net cash
      used in operating activities:
         (Increase) decrease in operating assets and liabilities:

            Stock subscriptions receivable                                 (400)
            Prepaid expenses                                             (5,000)
            Accounts payable and accrued expenses                        37,183
            Accrued interest payable                                      4,680
                                                                   ------------
               Net cash used in operating activities                   (465,413)
                                                                   ------------

Cash flows from investing activities                                         --

Cash flows from financing activities:

   Proceeds from issuance of common shares under private placement        9,460
   Proceeds from sale of convertible notes                              479,500
                                                                   ------------
               Net cash provided by financing activities                488,960
                                                                   ------------

               Net increase in cash                                      23,547

Cash at July 2, 2004 (date of inception)                                     --
                                                                   ------------
Cash at September 30, 2004                                         $     23,547
                                                                   ============



See accompanying notes to financial statements.

                          GRIDLINE COMMUNICATIONS CORP.

                        STATEMENT OF STOCKHOLDERS' EQUITY

For the period from July 2, 2004 (date of inception) through September 30, 2004
                          (A Development Stage Company)

                                                                                            Deficit
                                                                                         accumulated                      Total
                                                                                         during the        Stock       stockholders'
                                        Preferred Stock             Common Stock         development   subscriptions      equity
                                      shares        amount      shares         amount       stage       receivable       (deficit)
                                     ---------    ---------   -----------    ---------   -----------   -------------   -------------
Balance, July 2, 2004                $      --           --   $        --    $      --    $      --      $      --       $      --

   Issuance of common shares under
      private placement                     --           --    94,600,000        9,460           --           (400)          9,060

   Net loss                                 --           --            --           --     (501,876)            --        (501,876)

                                     ---------    ---------   -----------    ---------    ---------      ---------       ---------
Balance, September 30, 2004          $      --           --    94,600,000    $   9,460    $(501,876)     $    (400)      $(492,816)
                                     =========    =========   ===========    =========    =========      =========       =========



See accompanying notes to financial statements.

                          GRIDLINE COMMUNICATIONS CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENT

                               September 30, 2004


(1)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       ORGANIZATION, OWNERSHIP AND BUSINESS

       Gridline Communications Corp. (the "Company"), formerly Halocom, Inc., was incorporated under the laws of the State of Delaware on July 2, 2004. The Company is a development stage company formed to provide integrated distribution of broadband signaling and connectivity through electrical power lines, to homes, and offices. The company plan to provide Power Line Communication (PLC), (which the company may refer to as BPL or broadband over powerline), method of communications using existing electric power transmission and electricity distribution lines. It means the company may use powerline communications (PLC) or broadband over powerline (BPL), interchangeably. PLC technology will allow us, through the utilities companies, to send or communicate more robust data and voice over standard 50 or 60 Hz voltage frequency. The Company, Inc. has realized that the dominant policy trend across the United States and the entire rest of the Globe remains deregulation, liberalization, and privatization of the telecommunications sector, and services. This global transformation is precipitating a deluge of such high volume of data Internet traffic, which is exceeding the volume of voice traffic.

       ACCOUNTS RECEIVABLE

       Accounts receivable consist primarily of trade receivables, net of a valuation allowance for doubtful accounts.

       INVENTORIES

       Inventories are valued at the lower-of-cost or market on a first-in, first-out basis.

       INVESTMENT SECURITIES

       The Company accounts for its investments in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Management determines the appropriate classification of its investments in marketable securities at the time of purchase and reevaluates such determination at each balance sheet date. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities. Debt securities for which the Company does not have the intent or ability to hold to maturity and equity securities not classified as trading securities are classified as available-for-sale. The cost of investments sold is determined on the specific identification or the first-in, first-out method. Trading securities are reported at fair value with unrealized gains and losses recognized in earnings, and available-for-sale securities are also reported at fair value but unrealized gains and losses are shown in the caption "unrealized gains (losses) on shares available-for-sale" included in stockholders' equity. Management determines fair value of its investments based on quoted market prices at each balance sheet date.

                          GRIDLINE COMMUNICATIONS CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENT

                               September 30, 2004


       PROPERTY, EQUIPMENT AND DEPRECIATION

       Property and equipment are recorded at cost less accumulated depreciation. Upon retirement or sale, the cost of the assets disposed of and the related accumulated depreciation are removed from the accounts, with any resultant gain or loss being recognized as a component of other income or expense. Depreciation is computed over the estimated useful lives of the assets (5-20 years) using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes. Maintenance and repairs are charged to operations as incurred.

       ADVERTISING COSTS

       The cost of advertising is expensed as incurred.

       RESEARCH AND DEVELOPMENT

       Research and development costs are expensed as incurred.

       INCOME TAXES

       The Company is a taxable entity and recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to be in effect when the temporary differences reverse. The effect on the deferred tax assets and liabilities of a change in tax rates is recognized in income in the year that includes the enactment date of the rate change. A valuation allowance is used to reduce deferred tax assets to the amount that is more likely than not to be realized.

       MANAGEMENT'S ESTIMATES AND ASSUMPTIONS

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses. Actual results could differ from these estimates.

       STOCK-BASED COMPENSATION

       The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and related Interpretations and to elect the disclosure option of SFAS No. 123, "Accounting for Stock-Based Compensation". Accordingly, compensation cost for stock options issued to employees is measured as the excess, if any, of the quoted market price

                          GRIDLINE COMMUNICATIONS CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENT

                               September 30, 2004


       of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock.

       FAIR VALUE OF FINANCIAL INSTRUMENTS

       The Company estimates the fair value of its financial instruments using available market information and appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop the estimates of fair value. Accordingly, the Company estimates of fair value are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumption and/or estimation methodologies may have a material effect on the estimated fair value amounts. The interest rates payable by the Company on its notes payable approximate market rates. The Company believes that the fair value of its financial instruments comprising accounts receivable, notes receivable, accounts payable, and notes payable approximate their carrying amounts.

(2)    CONVERTIBLE NOTES PAYABLE

       Convertible notes payable (the Notes) represent 8% convertible notes that will mature on September 10, 2005. The notes bears interest at the rate of 8% per annum and will be payable on the maturity date. The notes are convertible into the Company's common stock in whole or in part, at the election of the holder at any time prior to the maturity date at a conversion price of $.10 per share, unless previously redeemed, subject to certain conditions. The notes are redeemable, in whole or in part, at the option of the Company at any time prior to the maturity date for a cash amount equal to the redemption price (105% of principal amount thereof, together with accrued interest to the redemption date).

       The Company is offering the Note only to "accredited investors" (as defined by Regulation D under the Securities Act of 1933, as amended).

(3)    GOING CONCERN

       The Company is a development stage corporation with limited capital. Successful development and marketing of the Company's products and the procurement of additional financing is necessary for the Company to continue as a going concern.

       In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon continued operations of the Company. Management believes that actions presently being taken to obtain additional equity financing will provide the opportunity to continue as a going concern.